April 30, 1998

                   ICAP FUNDS, INC.
           225 West Wacker Drive, Suite 2400
                Chicago, Illinois 60606
                    1-888-221-ICAP
                   (1-888-221-4227)
                   www.icapfunds.com

      ICAP  FUNDS,  INC.  is  an  open-end,  management
investment  company,  known  as  a  mutual  fund   (the
"Company").  The Company is currently comprised of  the
following  four portfolios, the first two of which  are
diversified  portfolios and the last two of  which  are
non-diversified  portfolios:   the  ICAP  DISCRETIONARY
EQUITY    PORTFOLIO    (the    "Discretionary    Equity
Portfolio"),  the  ICAP EQUITY PORTFOLIO  (the  "Equity
Portfolio"),  the  ICAP  SELECT EQUITY  PORTFOLIO  (the
"Select  Equity  Portfolio") and the ICAP  EURO  SELECT
EQUITY   PORTFOLIO   (the  "Euro   Select   Portfolio")
(collectively  referred to as the  "Portfolios").   The
Portfolios are 100% "no-load." There are no sales, redemption or 12b-1 fees.

     The investment objective of both the Discretionary
Equity  and  Equity Portfolios is to  seek  a  superior
total return with only a moderate degree of risk.  This
investment  objective  is  relative  to  and   measured
against the Standard & Poor's 500 Stock Index (the "S&P
500");  the  Discretionary Equity and Equity Portfolios
each  seek to achieve a total return greater  than  the
S&P 500 with an equal or lesser degree of risk than the
S&P   500.   Both  Portfolios  seek  to  achieve   this
investment  objective  primarily  through  the  capital
appreciation  of investments in U.S. dollar-denominated
equity    securities   of   companies    with    market
capitalizations   of  at  least  $500   million.    The
Discretionary   Equity   and  Equity   Portfolios   are
distinguished    in   the   following    manner:    the
Discretionary  Equity Portfolio has the  discretion  to
invest up to 35% of its total assets and, for temporary
defensive purposes, up to 100% of its total assets,  in
cash and  short-term fixed income securities, hence the
name "Discretionary" Equity Portfolio, while the Equity
Portfolio  will not invest in cash or short-term  fixed
income  securities for investment purposes, but  rather
intends,   under  normal  market  conditions,   to   be
virtually fully invested at all times.

      The  investment  objective of the  Select  Equity
Portfolio  is  to seek a superior total  return.   This
investment  objective  is  relative  to  and   measured
against the S&P 500; the Select Equity Portfolio  seeks
to  achieve  a total return greater than the  S&P  500.
The  Select  Equity  Portfolio  seeks  to  achieve  its
investment  objective  primarily  through  the  capital
appreciation  of investments in U.S. dollar-denominated
equity    securities   of   companies    with    market
capitalizations  of at least $500 million.   While  the
Select   Equity,   Discretionary  Equity   and   Equity
Portfolios  are  similar  in  terms  of  the  types  of
securities  in  which each Portfolio  may  invest,  the
Select   Equity   Portfolio   will   concentrate    its
investments  in fewer securities and/or companies  than
the  Discretionary Equity and Equity  Portfolios.   The
Select Equity Portfolio has the discretion to invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities.

      The  investment  objective  of  the  Euro  Select
Portfolio  is  to  seek a superior  total  return  with
income  as  a  secondary  objective.   This  investment
objective  is  relative  to and  measured  against  the
Morgan  Stanley  Capital International  European  Index
(the "Euro Index"); the Euro Select Portfolio seeks  to
achieve  a  total return greater than the  Euro  Index.
The   Euro  Select  Portfolio  seeks  to  achieve   its
investment  objective  primarily  through  the  capital
appreciation  of  investments  in  equity   securities,
predominantly American Depository Receipts ("ADRs"), of
established    European    companies    with     market
capitalizations of at least $1 billion.  At  any  time,
the  Euro  Select  Portfolio  will  be  invested  in  a
relatively   limited   number  of   securities   and/or
companies.    The   Euro  Select  Portfolio   has   the
discretion to invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities.

       This   Prospectus  sets  forth   concisely   the
information  that  you  should be  aware  of  prior  to
investing  in the Company.  Please read this Prospectus
carefully   and   retain  it  for   future   reference.
Additional   information  regarding  the   Company   is
included  in  the  Statement of Additional  Information
dated  April  30, 1998, which has been filed  with  the
Securities and Exchange Commission (the "SEC")  and  is
incorporated in this Prospectus by reference.   A  copy
of the Company's Statement of Additional Information is available without charge by writing to the Company at ICAP Funds, Inc., c/o Sunstone Investor Services, LLC,
P.O. Box 2160, Milwaukee, Wisconsin 53201-2160 or by calling 1-888-221-ICAP (1-888-221-4227). It is also available, along with other related materials, on the SEC's Internet Web Site (http://www.sec.gov).

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY  THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES  COMMISSION,  NOR  HAS  THE  SECURITIES  AND
EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED   UPON   THE  ACCURACY  OR  ADEQUACY   OF   THIS
PROSPECTUS.   ANY REPRESENTATION TO THE CONTRARY  IS  A
CRIMINAL OFFENSE.

                   TABLE OF CONTENTS

                                                             Page

HIGHLIGHTS                                                      2

SUMMARY OF PORTFOLIO EXPENSES                                   3

FINANCIAL HIGHLIGHTS                                            5

PRIOR PERFORMANCE OF PRIVATE ACCOUNTS OF THE
     ADVISER                                                    7

INVESTMENT OBJECTIVES AND POLICIES                              9
     Discretionary Equity Portfolio                             9
     Equity Portfolio                                          10
     Select Equity Portfolio                                   10
     Euro Select Portfolio                                     10

INVESTMENT TECHNIQUES AND RISKS                                11

INVESTMENT RESTRICTIONS                                        14

MANAGEMENT                                                     15

HOW TO PURCHASE SHARES                                         16

HOW TO REDEEM SHARES                                           17

EXCHANGE PRIVILEGE                                             19

TAX-SHELTERED RETIREMENT PLANS                                 19

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX
     TREATMENT                                                 19

DETERMINATION OF NET ASSET VALUE                               20

SHAREHOLDER REPORTS                                            21

FINANCIAL INTERMEDIARIES                                       21

ORGANIZATION                                                   21

ADMINISTRATOR AND FUND ACCOUNTANT                              22

CUSTODIAN AND TRANSFER AGENT                                   22

YEAR 2000 ISSUE                                                22

COMPARISON OF INVESTMENT RESULTS                               22


No  person  has been authorized to give any information
or   to  make  any  representations  other  than  those
contained  in  this  Prospectus and  the  Statement  of
Additional  Information, and if  given  or  made,  such
information  or representations may not be relied  upon
as   having  been  authorized  by  the  Company.   This
Prospectus  does  not  constitute  an  offer  to   sell
securities in any state to any person to whom it is unlawful to make such offer in such state.

                      HIGHLIGHTS
Investment Objectives

      General.   The Company is currently comprised  of
the  following four portfolios, the first two of  which
are  diversified portfolios and the last two  of  which
are   non-diversified  portfolios:   the  Discretionary
Equity  Portfolio,  the  Equity Portfolio,  the  Select
Equity Portfolio and the Euro Select Portfolio.

      Discretionary Equity and Equity Portfolios.   The
investment  objective of both the Discretionary  Equity
and  the Equity Portfolios is to seek a superior  total
return  with  only  a moderate degree  of  risk.   This
investment  objective  is  relative  to  and   measured
against  the S&P 500.  Both Portfolios seek to  achieve
this investment objective primarily through the capital
appreciation  of investments in U.S. dollar-denominated
equity    securities   of   companies    with    market
capitalizations   of  at  least  $500   million.    The
distinction  between  the two Portfolios  is  that  the
Discretionary Equity Portfolio may invest up to 35%  of
its total assets and, for temporary defensive purposes,
up  to 100% of its total assets, in cash and short-term
fixed  income  securities, while the  Equity  Portfolio
intends,   under  normal  market  conditions,   to   be
virtually fully invested at all times.

     Select Equity Portfolio.  The investment objective
of  the  Select Equity Portfolio is to seek a  superior
total return.  This investment objective is relative to
and  measured  against the S&P 500.  The Select  Equity
Portfolio  seeks  to  achieve its investment  objective
primarily   through   the   capital   appreciation   of
investments    in   U.S.   dollar-denominated    equity
securities of companies with market capitalizations of at least $500 million. At any time, the Select Equity
Portfolio will be invested in a relatively limited number of securities and/or companies.

      Euro  Select Portfolio.  The investment objective
of  the  Euro  Select Portfolio is to seek  a  superior
total return with income as a secondary objective.  The
investment  objective of the Euro Select  Portfolio  is
relative  to and measured against the Euro Index.   The
Euro  Select Portfolio seeks to achieve its  investment
objective primarily through the capital appreciation of
investments  in equity securities, predominantly  ADRs,
of   established   European   companies   with   market
capitalizations of at least $1 billion.  At  any  time,
the  Euro  Select  Portfolio  will  be  invested  in  a
relatively   limited   number  of   securities   and/or
companies.

     Each Portfolio's investments are subject to market
risk  and  the value of its shares will fluctuate  with
changing  market valuations of its portfolio  holdings.
See    "INVESTMENT   OBJECTIVES   AND   POLICIES"   and
"INVESTMENT TECHNIQUES AND RISKS."

Investment Adviser

      Institutional Capital Corporation ("ICAP") is the
investment  adviser  to  the  Portfolios.    ICAP   was
organized in 1970 and acts as the investment adviser to
individual and institutional clients.  As of March  31,
1998,   ICAP   had  approximately  $12  billion   under
management.  See "MANAGEMENT."

Purchases and Redemptions

      Shares of the Portfolios are sold and redeemed at
net asset value without the imposition of any sales  or
redemption  charges.   The minimum  initial  investment
required  by  each Portfolio is $10,000.   The  minimum
subsequent investment is $1,000.  These minimums may be
changed or waived at any time at the discretion of  the
Company.   See  "HOW TO PURCHASE SHARES"  and  "HOW  TO
REDEEM  SHARES."   Shares  in  one  Portfolio  may   be
exchanged for shares in another Portfolio at their relative net asset values. See "EXCHANGE PRIVILEGE."

Shareholder Services

     Questions regarding the Portfolios may be directed to the Company at the address and telephone number below:
                   ICAP Funds, Inc.
          c/o Sunstone Investor Services, LLC
                     P.O. Box 2160
            Milwaukee, Wisconsin 53201-2160
                    1-888-221-ICAP
                   (1-888-221-4227)

             SUMMARY OF PORTFOLIO EXPENSES

      The  purpose  of  the following  Fee  Tables  and
Example  is to assist you in understanding the  various
costs   and  expenses  that  you  will  bear   directly
(shareholder   transaction  expenses)   or   indirectly
(annual fund operating expenses) should you invest in one or more of the Portfolios.

Fee Tables

  Shareholder Transaction Expenses    Discretionary
                                         Equity   Equity   Select Equity  Euro Select
                                      Portfolio  Portfolio   Portfolio     Portfolio
  Sales Load Imposed on Purchases        NONE      NONE        NONE          NONE
  Sales Load Imposed on
   Reinvested Dividends                  NONE      NONE        NONE          NONE
  Deferred Sales Load Imposed
   on Redemptions                        NONE      NONE        NONE          NONE
  Redemption Fees                        NONE      NONE        NONE          NONE
  Exchange Fees                          NONE      NONE        NONE          NONE

   Annual Operating Expenses (after waivers and/or reimbursements) (as a percentage of average net assets)

                                    Discretionary
                                       Equity     Equity    Select Equity   Euro Select
                                     Portfolio  Portfolio     Portfolio      Portfolio
  Management Fees                      0.80%      0.80%          0.80%         1.00%
  12b-1 Fees                            NONE       NONE           NONE          NONE
  Other Expenses (net of
   reimbursements)                        0%         0%             0%            0%
  TOTAL OPERATING EXPENSES             0.80%      0.80%          0.80%         1.00%
  (after waivers and/or reimbursements)

       For  the  year  ended  December  31,  1997,  the
Portfolios'   investment  adviser,  ICAP,   voluntarily
agreed to waive its management fee and/or reimburse the
operating  expenses  of  the Discretionary  Equity  and
Equity  Portfolios  to the extent necessary  to  ensure
that   neither  Portfolio's  total  operating  expenses
exceeded 0.80% of that Portfolio's average net  assets.
Absent these waivers/reimbursements, other expenses and
total  operating expenses for the Discretionary  Equity
Portfolio   would   have   been   0.22%   and    1.02%,
respectively, and other expenses and total operating expenses for the Equity Portfolio would have been 0.17% and 0.97%, respectively. ICAP has voluntarily agreed to continue this waiver/reimbursement policy for the year ending December 31, 1998, and for an indefinite amount of time beyond that date.

      For the year ending December 31, 1998, and for an
indefinite  period of time beyond that date,  ICAP  has
also  voluntarily  agreed to waive its  management  fee
and/or  reimburse the operating expenses of the  Select
Equity   and  Euro  Select  Portfolios  to  the  extent
necessary  to ensure that the Select Equity Portfolio's
total  operating expenses do not exceed  0.80%  of  the
Portfolio's  average net assets, and  the  Euro  Select
Portfolio's  total  operating expenses  do  not  exceed
1.00%  of  the Portfolio's average net assets.   Absent
these  waivers/reimbursements, other expenses and total
operating expenses for the Select Equity Portfolio  are
estimated to be 0.50% and 1.30%, respectively, for  the
year  ending December 31, 1998, and other expenses  and
total  operating expenses for the Euro Select Portfolio
are  estimated to be 0.51% and 1.51%, respectively, for
the  year  ending  December 31, 1998.   For  additional
information   concerning   fees   and   expenses,   see
"MANAGEMENT."

      There are certain charges associated with certain
services  offered by the Portfolios, such as a  service
fee   of  $10.00  for  redemptions  effected  via  wire
transfer.   See "HOW TO REDEEM SHARES."  Purchases  and
redemptions may also be made through broker/dealers or others who may charge a commission or other transaction fee for their services.

Example

      You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:

                    Discretionary
                       Equity     Equity  Select Equity  Euro Select
                     Portfolio  Portfolio   Portfolio     Portfolio

   1 Year                 $8        $8         $8            $11
   3 Years               $26       $26        $26            $33
   5 Years               $46       $46        $46            $57
   10 Years             $102      $102       $102           $126

      The  Example  is  based on  the  total  operating
expenses  specified  in the Annual  Operating  Expenses
table  above.  The amounts in the Example may  increase
absent   the  waivers  and/or  reimbursements.   Please
remember  that  the  Example should not  be  considered
representative  of  past or future  expenses  and  that
actual  expenses  may be greater or lesser  than  those
shown.   The assumption in the Example of a  5%  annual
rate  of  return is required by regulations of the  SEC
applicable  to  all  mutual  funds.   This  return   is
hypothetical    and    should   not    be    considered
representative of the past or future performance of the Portfolios.

                 FINANCIAL HIGHLIGHTS

            Discretionary Equity Portfolio

       The   following  Financial  Highlights  of   the
Discretionary  Equity Portfolio  for  the  years  ended
December  31, 1997, 1996 and 1995 have been audited  by
Coopers & Lybrand L.L.P., independent certified  public
accountants.  Their report is included in the Company's
Annual  Report  for the year ended December  31,  1997.
The Annual Report is incorporated by reference into the
Statement of Additional Information for the Portfolios.
The  Financial Highlights should be read in conjunction
with   the  financial  statements  and  related   notes
included in the Annual Report, a copy of which  may  be
obtained  without charge by writing to or  calling  the
Company  at  ICAP  Funds, Inc., c/o  Sunstone  Investor
Services,  LLC,  P.O.  Box 2160,  Milwaukee,  Wisconsin
53201-2160,   1-888-221-ICAP   (1-888-221-4227).    The
Discretionary Equity Portfolio commenced operations after the close of business on December 31, 1994.
Financial  information for the Select Equity  and  Euro
Select Portfolios will be provided supplementally, as neither Portfolio commenced operations until after the close of business on December 31, 1997.


                                 Year Ended December 31,
(For a share outstanding          1997      1996     1995
throughout the year)
Net asset value, beginning of   $29.55     $25.42   $20.00
 year

Income from investment
  operations:
 Net investment income            0.48       0.36     0.31
 Net realized and unrealized      7.80       6.09     6.70
  gain on investments

  Total income from investment    8.28       6.45     7.01
   operations

Less distributions:
 From net investment income      (0.48)     (0.36)   (0.31)

 In excess of book net           (0.01)       --       --
  investment income
 From net realized gain on       (7.00)     (1.80)   (1.27)
  investments
 In excess of book net realized    --       (0.16)   (0.01)
  gain on investments

  Total distributions            (7.49)     (2.32)   (1.59)

Net asset value, end of year    $30.34      $29.55  $25.42


Total return                     28.60%      25.55%  35.21%


Supplemental data and ratios:
 Net assets, end of year      $157,137    $110,280 $37,362
  (in thousands)
 Ratio of expenses to average     0.80%       0.80%   0.80%
  net assets(1)
  Ratio of net investment income  1.37%       1.35%   1.71%
   to average net assets(1)

 Portfolio turnover rate           131%        138%    102%
 Average commission rate paid  $0.0354     $0.0356     N/A
  on portfolio investment
  transactions
_______________

 (1) Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 1.02%, 1.11% and 1.56%, and the ratio of net investment income to average net assets would have been 1.15%, 1.04% and 0.95% for the years ended December 31, 1997, 1996 and 1995, respectively.

                 FINANCIAL HIGHLIGHTS

                   Equity Portfolio

      The  following Financial Highlights of the Equity
Portfolio  for the years ended December 31, 1997,  1996
and 1995 have been audited by Coopers & Lybrand L.L.P.,
independent certified public accountants.  Their report
is included in the Company's Annual Report for the year
ended   December  31,  1997.   The  Annual  Report   is
incorporated   by  reference  into  the  Statement   of
Additional   Information  for  the   Portfolios.    The
Financial Highlights should be read in conjunction with
the financial statements and related notes included  in
the  Annual  Report, a copy of which  may  be  obtained
without charge by writing to or calling the Company  at
ICAP  Funds, Inc., c/o Sunstone Investor Services, LLC,
P.O.   Box   2160,  Milwaukee,  Wisconsin   53201-2160,
1-888-221-ICAP (1-888-221-4227).  The Equity  Portfolio
commenced  operations after the close  of  business  on
December  31,  1994.   Financial  information  for  the
Select  Equity  and  Euro  Select  Portfolios  will  be
provided supplementally, as neither Portfolio commenced
operations  until  after  the  close  of  business   on
December 31, 1997.


                                  Year Ended December 31,
(For a share outstanding           1997      1996      1995
throughout the year)
Net asset value, beginning of    $31.16     $26.03    $20.00
 year

Income from investment
 operations:
 Net investment income             0.37       0.31      0.28
 Net realized and unrealized gain  8.57       6.49      7.45
  on investments

  Total income from investment     8.94       6.80      7.73
   operations

Less distributions:
 From net investment income       (0.37)     (0.30)    (0.28)
 In excess of book net            (0.01)       --        --
  investment income
 From net realized gain on        (4.59)     (1.30)    (1.41)
  investments
 In excess of book net realized   (0.01)     (0.07)    (0.01)
  gain on investments

  Total distributions             (4.98)     (1.67)    (1.70)

Net asset value, end of year     $35.12     $31.16    $26.03

Total return                      29.08%     26.26%    38.85%

Supplemental data and ratios:
 Net assets, end of year (in   $371,402   $149,125   $46,788
  thousands)
 Ratio of expenses to average      0.80%      0.80%     0.80%
  net assets(1)
  Ratio of net investment income   1.06%      1.15%     1.49%
   to average net assets(1)

 Portfolio turnover rate            121%       125%      105%
 Average commission rate paid   $0.0330    $0.0365       N/A
  on portfolio investment
  transactions
______________

 (1) Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 0.97%, 1.12% and 1.44%, and the ratio of net investment income to average net assets would have been 0.89%, 0.83% and 0.85% for the years ended December 31, 1997, 1996 and 1995, respectively.

 PRIOR PERFORMANCE OF PRIVATE ACCOUNTS OF THE ADVISER

      The  performance information set forth below  for
the private accounts of the Adviser has been calculated
in   accordance  with  recommended  standards  of   the
Association  of  Investment  Management  and   Research
("AIMR"),  retroactively applied to all  time  periods.
All returns presented were calculated on a total return
basis  and include all dividends and interest, if  any,
accrued  income,  if any, and realized  and  unrealized
gains  and  losses, if any.  Total return is calculated
quarterly  in accordance with the "time-weighted"  rate
of  return  method  provided  for  by  AIMR  standards,
accounted  for  on  a  trade-date  and  accrual  basis.
Principal  additions and withdrawals  are  weighted  in
computing the quarterly returns based on the timing  of
these   transactions.    The  quarterly   returns   are
geometrically linked to derive annual total returns.

      Since  1970,  ICAP has managed  separate  private
accounts   (the   "Private  Accounts")   which   pursue
substantially  the same investment objective,  policies
and  strategies,  and  which are managed  in  the  same
manner,  as  the  Discretionary Equity  Portfolio,  and
since  1991,  ICAP has managed Private  Accounts  which
pursue  substantially  the same  investment  objective,
policies and strategies, and which are managed  in  the
same  manner,  as the Equity Portfolio.  ICAP  believes
that  it  has  produced outstanding investment  results
over  time  for  its  Private  Accounts.   The  Private
Accounts  are not subject to the same types of expenses
to which the Discretionary Equity and Equity Portfolios
are  subject  nor to the specific tax restrictions  and
investment limitations imposed on the Portfolios by the
Internal Revenue Code of 1986, as amended (the "Code"),
and the Investment Company Act of 1940, as amended (the
"1940   Act"),   respectively.   The  following   chart
illustrates how the performance of ICAP's Discretionary
Equity  Composite (a composite including all of  ICAP's
discretionary equity Private Accounts) and  its  Equity
Composite  (a composite including all of ICAP's  equity
Private  Accounts) compares, where applicable,  to  the
average performance of the S&P 500 for the most  recent
1-,  3-,  5- and 10-year periods ended March 31,  1998.
Also  included in the chart is the performance  of  the
Discretionary   Equity  and  Equity  Portfolios.    The
performance results of the composites described below could have been adversely affected if the Private
Accounts included in the composites had been regulated as investment companies under the federal tax and securities laws.

          ICAP's Discretionary Equity and Equity Composites
            and Discretionary Equity and Equity Portfolios
                  Annualized Performance vs. S&P 500
                  Performance through March 31, 1998

                    Average Annualized Total Return

             ICAP Discretionary   Discretionary   ICAP Equity    Equity
Time Period   Equity Composite   Equity Portfolio  Composite    Portfolio  S&P 500
1 year              37.5%             37.8%          39.1%        39.3%      48.0%
3 years             30.4%             30.8%          31.9%        32.4%      32.8%
5 years             22.0%               N/A          23.4%          N/A      22.4%
10 years            18.6%               N/A            N/A          N/A      18.9%

      The  ICAP  composite performance presented  above
reflects   the  performance  of  the  Private  Accounts
included   in  the  Discretionary  Equity  and   Equity
Composites  reduced  by  the  annual  total   operating
expenses (before waivers and/or reimbursements) for the
Discretionary    Equity    and    Equity    Portfolios,
respectively,  as  set forth in "SUMMARY  OF  PORTFOLIO
EXPENSES."  The performance of the Discretionary Equity
and  Equity  Portfolios presented  above  reflects  the
performance  of  each Portfolio reduced  by  the  total
operating  expenses actually incurred by each Portfolio
for  the period indicated.  The S&P 500 returns  assume
reinvestment  of  all  dividends  paid  by  the  stocks
included  in  the  index, but do not include  brokerage
commissions  or other fees an investor would  incur  by
investing  in  the portfolio of stocks  comprising  the
index.   The Discretionary Equity and Equity Composites
represent  ICAP's past performance in managing  private
accounts and should not be interpreted as indicative of
the  past  or  future performance of the  Discretionary
Equity    or   Equity   Portfolios.    See   "FINANCIAL
HIGHLIGHTS."

      In addition to the Private Accounts, from January
through December 1997, ICAP funded and managed a single
separate   account   (the  "Account")   which   pursued
substantially  the same investment objective,  policies
and strategies, and employed the same management style,
as  that of the Euro Select Portfolio.  After the close
of  business on December 31, 1997, all of the assets in
the   Account  were  contributed  to  the  Euro  Select
Portfolio  in  exchange for shares in  such  Portfolio.
Like  the Private Accounts, the Account was not subject
to  the same types of expenses to which the Euro Select
Portfolio   is   subject  nor  to  the   specific   tax
restrictions and investment limitations imposed on  the
Portfolio  by  the Code and the 1940 Act, respectively.
The  following  chart compares the performance  of  the
Account  to  the average performance of the Euro  Index
for  each of the four quarters ended December 31,  1997
and for the period from January 1, 1997 to December 31, 1997. The performance results of the Account described below could have been adversely affected if the Account had been regulated as an investment company under the federal tax and securities laws.

       ICAP's Account Performance vs. Euro Index
         Performance through December 31, 1997

                              Total Return
Time Period        ICAP Account      Euro Index

1st Quarter             6.6%             4.9%
2nd Quarter            13.6%             8.9%
3rd Quarter            10.4%             8.3%
4th Quarter            (3.3)%            0.1%
1/1/97 - 12/31/97      29.4%            23.8%

      The ICAP performance presented above reflects the
performance  of  the Account reduced by  the  estimated
annual  total operating expenses (before waivers and/or
reimbursements)  for the Euro Select Portfolio  as  set
forth  in  "SUMMARY OF PORTFOLIO EXPENSES."   The  Euro
Index returns assume reinvestment of all dividends paid
by  the  stocks  included in the index net  of  foreign
withholding   taxes,  but  do  not  include   brokerage
commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Account performance represents ICAP's past performance in managing a private account and should not be interpreted as indicative of future performance of the Euro Select Portfolio.

      The performance of the Euro Select Portfolio from January 1, 1998 through March 31, 1998 as compared to the average performance of the Euro Index for the same period is as follows:

                   Euro Select
Time Period         Portfolio        Euro Index

1/1/98 - 3/31/98      21.2%            20.3%

      The  Euro  Select Portfolio commenced  operations
after the close of business on December 31, 1997.   The
performance  of  the  Euro Select  Portfolio  presented
above   reflects  the  performance  of  such  Portfolio
reduced   by  the  total  operating  expenses  actually
incurred by the Portfolio for the period indicated.

          INVESTMENT OBJECTIVES AND POLICIES

     The initial step in the investment process focuses
on   top-down  research.   ICAP  develops  an  economic
framework  (including an interest rate,  inflation  and
business cycle outlook) and analyzes strategic economic
and/or   industry   themes  to   identify   appropriate
investments.

      The  key  to the investment process is  bottom-up
stock  selection and the identification of a  catalyst.
A   variety  of  proprietary  research  techniques  and
computer   models  are  used  to  search  for   issuers
possessing the best relative value based on proprietary
price/earnings  projections and  analysis  of  earnings
momentum.  Furthermore, a clear catalyst, either stock-
specific,  industry  or economic, which  ICAP  believes
will  trigger  significant  price  appreciation  in   a
definable time period must exist. In order to enhance its internal research, ICAP also utilizes a wide variety of external sources for investment information including recognized strategists, economists, technical and fundamental analysts, corporate executives and industry sources.

      For  each investment, ICAP establishes an  upside
price  target  and  a  downside risk  potential.   This
strategy   allows   for   continuous   monitoring    of
fundamental  conditions  and stock  price  performance.
Although   ICAP   typically  expects   the   investment
potential of each investment to be realized over a nine
to  fifteen  month time period, it is not  unusual  for
equities  to  be  held  for  a  longer  period  if  the
potential  is justified.  Investments that underperform
the   market   are   reviewed  intensively.    If   the
risk/reward   of   a   particular  investment   becomes
unattractive or the reasons for owning the security no longer appear valid, the investment is typically sold expeditiously to avoid future underperformance.

      The investment objectives presented below may not
be  changed  without shareholder approval.   Since  all
investments are subject to inherent market risks, there is no assurance that these objectives will be realized.
Except for each Portfolio's investment objective and the investment restrictions enumerated in the Company's
Statement of Additional Information, a Portfolio's investment policies may be changed without a vote of the Portfolio's shareholders.

Discretionary Equity Portfolio

      Investment  Objective.  The Discretionary  Equity
Portfolio's investment objective is to seek a  superior
total return with only a moderate degree of risk.  This
investment  objective  is  relative  to  and   measured
against  the S&P 500; the Portfolio seeks to achieve  a
total return greater than the S&P 500 with an equal  or
lesser   degree  of  risk  than  the  S&P   500.    The
distinction between the Discretionary Equity Portfolio and the Equity Portfolio is that the Discretionary
Equity Portfolio may invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities while the Equity Portfolio intends to be virtually fully invested in equity securities at all times.

      Investment  Policies.  The  Discretionary  Equity
Portfolio will seek, under normal market conditions, to
achieve  its  investment  objective  by  investing  its
assets  primarily  in  U.S.  dollar-denominated  equity
securities of companies with market capitalizations  of
at  least  $500  million, which include,  but  are  not
limited  to, common stocks; preferred stocks;  warrants
to  purchase  common  or preferred  stocks;  ADRs;  and
securities convertible into common or preferred stocks,
such  as convertible bonds and debentures rated Baa  or
higher by Moody's Investors Service ("Moody's"), BBB or
higher by Standard & Poor's Corporation ("S&P"), Duff &
Phelps,  Inc.  ("D&P") or Fitch IBCA Information,  Inc.
("Fitch"), or unrated securities of comparable  quality
as  determined  by  ICAP  (i.e., investment-grade  debt
securities).   Under  normal  market  conditions,   the
Discretionary Equity Portfolio will invest at least 65% of the value of its total assets in equity securities.
In addition, the Discretionary Equity Portfolio may invest up to 35% of its total assets in cash and short-term fixed income securities for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments as a temporary defensive measure.

Equity Portfolio

      Investment  Objective.   The  Equity  Portfolio's
investment objective is to seek a superior total return
with  only  a moderate degree of risk.  This investment
objective is relative to and measured against  the  S&P
500;  the  Portfolio seeks to achieve  a  total  return
greater than the S&P 500 with an equal or lesser degree
of risk than the S&P 500.  The Equity Portfolio intends
to  be virtually fully invested at all times with  only
nominal cash or short-term fixed income positions  held
at  any  time.   If  cash  or short-term  fixed  income
securities  are  held, however,  the  purpose  of  such
holdings   would  be  to  meet  anticipated  redemption
requests,  pay expenses and pending investment,  which,
in  any  case,  generally would not exceed  5%  of  the
Equity  Portfolio's total assets.  The Equity Portfolio
may,  however,  temporarily exceed this 5%  limitation,
but  only in circumstances pending investment and  only
for   short  periods  of  time.   Because  the   Equity
Portfolio will hold only nominal cash and short-term fixed income positions, it may be subject to greater risk in times of market volatility than the other
Portfolios.

      Investment  Policies.  The Equity Portfolio  will
seek  to  achieve its investment objective by investing
its  assets primarily in U.S. dollar-denominated equity
securities of companies with market capitalizations  of
at  least  $500  million, which include,  but  are  not
limited  to, common stocks; preferred stocks;  warrants
to  purchase  common  or preferred  stocks;  ADRs;  and
securities convertible into common or preferred stocks,
such  as  convertible  bonds and debentures  which  are
rated   investment-grade  or  unrated   securities   of
comparable quality as determined by ICAP.  Under normal
market  conditions, at least 65% of the  value  of  the
Equity  Portfolio's total assets will  be  invested  in
such equity securities.  The Equity Portfolio will only
hold cash or short-term fixed income securities to meet
anticipated  redemption  requests,  pay  expenses   and
pending   investment.    As  a   result,   the   Equity
Portfolio's investment in such securities generally will not exceed 5% of its total assets.

Select Equity Portfolio

       Investment   Objective.    The   Select   Equity
Portfolio's investment objective is to seek a  superior
total return.  This investment objective is relative to
and  measured against the S&P 500; the Portfolio  seeks
to  achieve  a total return greater than the  S&P  500.
Under  normal  market  conditions,  the  Select  Equity
Portfolio will invest at least 65% of its total  assets
in   U.S.   dollar-denominated  equity  securities   of
companies  with market capitalizations of $500  million
or more.  At any time, the Select Equity Portfolio will
be   invested  in  a  relatively  limited   number   of
securities and/or companies.

      Investment Policies.  The Select Equity Portfolio
will  seek  to  achieve  its  investment  objective  by
investing its assets in U.S. dollar-denominated  equity
securities  of  at  least  15  companies  with   market
capitalizations  of  $500  million  or   more.    These
securities  include,  but are not limited  to,  commons
stocks;  preferred stocks; warrants to purchase  common
or  preferred stocks; ADRs; and securities  convertible
into  common  or preferred stocks, such as  convertible
bonds  and  debentures which are rated investment-grade
or   unrated   securities  of  comparable  quality   as
determined  by  ICAP.  Under normal market  conditions,
the Select Equity Portfolio will invest at least 65% of
its  total assets in such securities.  In addition, the
Select  Equity Portfolio may invest up to  35%  of  its
total  assets  in  cash  and  short-term  fixed  income
securities   for   any   purpose,   including   pending
investment or reinvestment, and may invest up  to  100%
of its total assets in such instruments as a temporary defensive measure.

Euro Select Portfolio

     Investment Objective.  The Euro Select Portfolio's
investment objective is to seek a superior total return
with  income as a secondary objective.  This investment
objective is relative to and measured against the  Euro
Index;  the  Euro Select Portfolio seeks to  achieve  a
total return greater than the Euro Index.  Under normal
market  conditions,  the  Euro  Select  Portfolio  will
invest  at  least  65% of its total  assets  in  equity
securities, predominately ADRs, of established European
companies with market capitalizations of $1 billion  or
more.   At any time, the Euro Select Portfolio will  be
invested in a relatively limited number of securities and/or companies.

      Investment  Policies.  The Euro Select  Portfolio
will  seek  to  achieve  its  investment  objective  by
investing  its  assets in the equity securities  of  at
least  15  companies which generally pay dividends  and
which  have  market capitalizations of  $1  billion  or
more.   These  securities include, but are not  limited
to,  common  stocks;  preferred
stocks;  warrants   to
purchase   common  or  preferred  stocks;   ADRs;   and
securities convertible into common or preferred stocks,
such  as  convertible  bonds and debentures  which  are
rated   investment-grade  or  unrated   securities   of
comparable quality as determined by ICAP. Under normal market conditions, the Euro Select Portfolio will invest at least 65% of its total assets in such securities. In addition, the Euro Select Portfolio may invest up to 35% of its total assets in cash and short-term fixed income securities for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments as a temporary defensive measure.


            INVESTMENT TECHNIQUES AND RISKS

     None of the Portfolios will invest more than 5% of
their  net assets in any one of the following types  of
investments:   investment-grade debt  securities;  non-
investment-grade debt securities (commonly referred to as "junk bonds"); and illiquid securities.

Short-Term Fixed Income Securities

      The  Discretionary Equity, Select Equity and Euro
Select  Portfolios  may  invest  up  to  35%  of  their
respective  total  assets in cash and short-term  fixed
income  securities,  while  the  Equity  Portfolio  may
generally  not invest more than 5% of its total  assets
in  such  instruments.  In addition, when ICAP believes
that   market  conditions  warrant,  the  Discretionary
Equity,  Select  Equity and Euro Select Portfolios  may
invest  up to 100% of their respective total assets  in
such  instruments  for  temporary  defensive  purposes.
Short-term  fixed income securities must  be  rated  at
least  A-1  or  higher  by S&P, Prime-1  or  higher  by
Moody's, F-2 or higher by Fitch or D-2 or higher by D&P
or  determined by ICAP to be of comparable quality, and
include,  without limitation, the following securities,
each of which has a stated maturity of one year or less
from  the  date of purchase unless otherwise indicated:
U.S. government securities, including bills, notes  and
bonds,  differing as to maturity and rate of  interest,
which  are  either  issued or guaranteed  by  the  U.S.
Treasury    or    U.S.   governmental    agencies    or
instrumentalities;  certificates  of   deposit   issued
against  funds deposited in a U.S. or foreign bank  and
its  subsidiaries and branches, or a U.S.  savings  and
loan  association; bank time deposits, which are monies
kept  on deposit with U.S. and foreign banks and  their
subsidiaries  and  branches, or U.S. savings  and  loan
associations  for a stated period of time  at  a  fixed
rate of interest; bankers' acceptances which are short-
term  credit  instruments used  to  finance  commercial
transactions;  commercial paper  and  commercial  paper
master  notes (which are demand instruments  without  a
fixed  maturity  bearing interest at  rates  which  are
fixed to known lending rates and automatically adjusted
when   such   lending  rates  change);  and  repurchase
agreements   entered   into  only   with   respect   to
obligations of the U.S. government, its agencies or instrumentalities. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities.

When-Issued Securities

      Each  Portfolio may invest without limitation  in
securities  purchased  on  a  when-issued  or   delayed
delivery  basis  ("when-issued securities").   Although
the   payment   and  terms  of  these  securities   are
established at the time the purchaser enters  into  the
commitment, these securities may be delivered and  paid
for  at  a  future  date,  generally  within  45  days.
Purchasing when-issued securities allows a Portfolio to
lock  in  a  fixed price on a security  it  intends  to
purchase.   Each Portfolio will segregate and  maintain
cash or other liquid assets in an amount at least equal
to  the  amount  of outstanding commitments  for  when-
issued   securities  at  all  times.   Such  securities
involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Warrants

      Each  Portfolio may invest without limitation  in
warrants.   Investing in warrants is purely speculative
in  that  they have no voting rights, pay no  dividends
and  have no rights with respect to the assets  of  the
corporation  issuing  them.   Warrants  basically   are
options  to  purchase equity securities at  a  specific
price  for  a  specific period of time.   They  do  not
represent  ownership  of the securities  but  only  the
right  to buy them.  Warrants are issued by the  issuer
of  the  security,  which may  be  purchased  on  their
exercise.   The  prices of warrants do not  necessarily
parallel the prices of the underlying securities.

Real Estate Investment Trust Securities ("REITs")

      Each  Portfolio may invest without limitation  in
the  equity  securities  of REITs.   REITs  are  pooled
investment  vehicles which invest primarily  in  income
producing real estate or real estate related  loans  or
interests.   REITs are generally classified  as  equity
REITs,  mortgage REITs or a combination of  equity  and
mortgage  REITs.  Equity REITs invest the  majority  of
their  assets  directly  in real  property  and  derive
income  primarily from the collection of rents.  Equity
REITs   can  also  realize  capital  gains  by  selling
properties  that  have appreciated in value.   Mortgage
REITs  invest  the  majority of their  assets  in  real
estate  mortgages and derive income primarily from  the
collection of interest payments.  Similar to investment
companies, REITs are not taxed on income distributed to
shareholders   provided  they   comply   with   several
requirements of the Code.  A Portfolio which invests in
REITs  will indirectly bear its proportionate share  of
the  expenses incurred by the REITs in addition to  the
expenses    incurred   directly   by   the   Portfolio.
Investments in REITs may subject a Portfolio to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks).
REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

ADRs and Foreign Securities

     Each  Portfolio may invest without  limitation  in
ADRs  and other foreign instruments denominated in U.S.
dollars.   ADRs are securities, typically issued  by  a
U.S.  financial  institution  (a  "depositary"),  which
evidence ownership interests in a security or  pool  of
securities issued by a foreign company which have  been
deposited with the depositary.  ADRs are denominated in
U.S.  dollars and trade in the U.S. securities markets.
ADRs  may  be "sponsored" or "unsponsored."   Sponsored
ADRs  are  established jointly by a  depositary  and  a
foreign  company,  whereas  unsponsored  ADRs  may   be
established  by  a depositary without participation  by
the underlying foreign company.  Holders of unsponsored
ADRs  generally  bear  all the  costs  associated  with
establishing the unsponsored ADR.  The depositary of an
unsponsored  ADR is under no obligation  to  distribute
shareholder    communications,   including    financial
statements,  received from the foreign  company  or  to
pass  through  to  the holders of the  unsponsored  ADR
voting  rights with respect to the deposited securities
or pool of securities.  While the Portfolios may invest
without  limitation in sponsored or  unsponsored  ADRs,
the ADRs purchased by the Portfolios will generally  be
sponsored.   In  addition  to  ADRs,  the  Euro  Select
Portfolio may invest directly and without limitation in foreign securities.

      Investments  in  securities  of  foreign  issuers
involve risks which are in addition to the usual  risks
inherent  in  domestic investments.  An  investment  in
ADRs  is  subject to some of the same risks  as  direct
investments  in foreign securities.  In many  countries
there  is  less  publicly available  information  about
issuers  than is available in the reports  and  ratings
published  about  companies in the U.S.   Additionally,
foreign   companies   are  not   subject   to   uniform
accounting, auditing and financial reporting standards.
Other  risks  inherent  in foreign  investment  include
expropriation; confiscatory taxation; withholding taxes
on dividends and interest; less extensive regulation of
foreign brokers, securities markets and issuers;  costs
incurred   in   conversions  between  currencies;   the
illiquidity   and  volatility  of  foreign   securities
markets;  the  possibility of delays in  settlement  in
foreign securities markets; limitations on the  use  or
transfer of assets (including suspension of the ability
to   transfer  currency  from  a  given  country);  the
difficulty of enforcing obligations in other countries;
diplomatic  developments;  and  political   or   social
instability.  Foreign economies may differ favorably or
unfavorably from the U.S. economy in various  respects,
and  many foreign securities are less liquid and  their
prices   are   more   volatile  than  comparable   U.S.
securities.  From time to time, foreign securities  may
be difficult to liquidate rapidly without adverse price
effects.    Certain  costs  attributable   to   foreign
investing, such as custody charges and brokerage costs,
are   higher   than  those  attributable  to   domestic
investing.

Options and Futures Transactions

     Each  Portfolio may engage in options and  futures
transactions  which  are  sometimes  referred   to   as
"derivative" transactions.  A Portfolio's  options  and
futures  transactions may include instruments  such  as
stock  index  options  and  futures  contracts.    Such
transactions may be used for several reasons, including
hedging  unrealized  portfolio  gains.   The  Commodity
Futures  Trading Commission (the "CFTC") regulates  the
trading of futures and options on futures
transactions.
The  Portfolios will only engage in futures and options
on   futures  transactions  which  must,  pursuant   to
regulations  promulgated by the CFTC,  constitute  bona
fide  hedging  or  other  permissible  risk  management
transactions  and will not enter into such transactions
if  the sum of the initial margin deposits and premiums
paid  for unexpired options exceeds 5% of a Portfolio's
net  assets.   In addition, with respect  to  both  its
options  and  futures  (including options  on  futures)
transactions,  no Portfolio will enter  into  any  such
transaction  if  more than 30% of the  Portfolio's  net
assets  would  be  committed to  such  instruments.   A
Portfolio may hold an options or futures position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If a Portfolio cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Portfolio decided to close the position. When required by guidelines of the SEC or the CFTC, a Portfolio will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options or futures positions.

     The use of derivative instruments, such as options and futures, involves risks and special considerations which include, among others, the following:

       Correlation Risk.  When a derivative transaction
is  used  to completely hedge another position, changes
in  the  market  value  of the combined  position  (the
derivative  instrument plus the position being  hedged)
can  result  from an imperfect correlation between  the
price movements of the two instruments.  With a perfect
hedge,  the  value  of  the combined  position  remains
unchanged for any change in the price of the underlying
asset.   With  an  imperfect hedge, the  value  of  the
derivative  instrument and its hedge are not  perfectly
correlated.   Correlation risk is the risk  that  there
might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.

       Liquidity Risk.  Derivatives are also subject to
liquidity  risk.   Liquidity risk is the  risk  that  a
derivative  instrument cannot be sold,  closed  out  or
replaced  quickly at or very close to  its  fundamental
value.   Generally, exchange-traded contracts are  very
liquid  because  the  exchange  clearinghouse  is   the
counterparty   of   every  contract.   Over-the-counter
transactions   are  less  liquid  than  exchange-traded
derivatives since they often can only be closed out with the other party to the transaction.

     In addition to the foregoing risks, there is the risk of potentially unlimited losses that may result from investing in certain derivatives. For additional information, please see the Statement of Additional
Information.

Foreign Currency Hedging Transactions

     The  Euro Select Portfolio may enter into  forward
foreign    currency   exchange   contracts    ("forward
contracts") and foreign currency futures contracts  and
options    thereon.    See   "Options    and    Futures
Transactions,"  above.  Forward contracts  provide  for
the  purchase,  sale or exchange  of  an  amount  of  a
specified foreign currency at a future date.  The  Euro
Select Portfolio will enter into forward contracts  for
hedging purposes only; that is, only to protect against
the  effects of fluctuating rates of currency  exchange
and  exchange  control regulations  between  trade  and
settlement dates, dividend declaration and distribution
dates  and purchase and sale dates.  A foreign currency
futures  contract  is a standardized contract  for  the
future  delivery  of a specified amount  of  a  foreign
currency at a future date at a price set at the time of
the  contract.  Foreign currency futures contracts  and
options  thereon  traded  in the  U.S.  are  traded  on
regulated  exchanges.  Parties to  a  futures  contract
must  make  "margin" deposits to secure performance  of
the  contract, which generally range from 2% to  5%  of
the  contract  price,  and  may  be  required  to  make
"variation" margin deposits as the value of the futures
contract  fluctuates.  The Euro Select  Portfolio  will
enter   into  foreign  currency  futures  and   options
transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

     At  the maturity of a forward or futures contract,
the  Euro  Select Portfolio may either accept  or  make
delivery of the currency specified in the contract  or,
prior  to  maturity,  enter  into  a  closing  purchase
transaction  involving  the  purchase  or  sale  of  an
offsetting  contract.   Closing  purchase  transactions
with  respect to forward contracts are usually effected
with the currency trader who is a party to the original
forward  contract.  Closing purchase transactions  with
respect  to  futures  contracts  are  effected  on   an
exchange.   The Euro Select Portfolio will  only  enter
into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Euro Select Portfolio may suffer a loss.

     The   Euro   Select  Portfolio  may   attempt   to
accomplish objectives similar to those described  above
with  respect  to  forward and  futures  contracts  for
currency by means of purchasing put or call options  on
foreign  currencies on exchanges.  A put  option  gives
the  Portfolio  the  right to sell a  currency  at  the
exercise  price until the expiration of the option.   A
call option gives the Portfolio the right to purchase a
currency at the exercise price until the expiration  of
the  option.  The Euro Select Portfolio will not  enter
into  foreign  currency forwards,  futures  or  related
options  on  futures  contracts  if,  along  with   the
Portfolio's investments in other options, more than 30%
of   its   net  assets  would  be  committed  to   such
instruments.

Non-Diversification of the Select Equity and Euro
Select Portfolios

     The  Select Equity and Euro Select Portfolios  are
"non-diversified" and, as such, are permitted to invest
their  respective  assets in a more limited  number  of
issuers  than  other investment companies.   Under  the
Code,   however,  for  income  tax  purposes,   neither
Portfolio  may (i) invest more than 25%  of  its  total
assets  in the securities of any one company or in  the
securities  of any two or more companies controlled  by
the  Portfolio which, pursuant to regulations under the
Code,  may be deemed to be engaged in the same, similar
or  related trades or businesses, and (ii) with respect
to  50% of its total assets, invest more than 5% of its
total  assets in the securities of any one  company  or
own  more than 10% of the outstanding voting securities
of  a  single  company.  Thus, as  a  "non-diversified"
fund,  each Portfolio may invest (i) up to 50%  of  its
total  assets  in  the securities  of  as  few  as  two
companies,  up  to 25% each, so long as  the  Portfolio
does  not  control  the  two  companies  and  the   two
companies are engaged in different businesses, and (ii)
up  to 50% of its total assets in the securities of  as
few  as  ten companies, up to 5% each, so long  as  the
Portfolio  does  not  own  in  excess  of  10%  of  any
company's  outstanding  voting  stock.   This  practice
involves an increased risk of loss to the Select Equity and Euro Select Portfolios if the market value of a security should decline or its issuer were otherwise unable to meet its obligations.

Portfolio Turnover

     The  Discretionary  Equity and Equity  Portfolios'
historical  portfolio  turnover rate  is  listed  under
"FINANCIAL    HIGHLIGHTS."    Under    normal    market
conditions,  each of these Portfolios  anticipate  that
its  portfolio turnover rate will generally not  exceed
150% and is expected to be between 100% and 125%.   The
Select  Equity  and  Euro Select Portfolios  anticipate
that  their  respective portfolio turnover  rates  will
generally  not  exceed  200% and  are  expected  to  be
between 100% and 150%.  The portfolio turnover rate  is
calculated  by  dividing the lesser  of  a  Portfolio's
annual  purchases or proceeds from sales of  securities
(exclusive  of  purchases or sales of securities  whose
maturities at the time of acquisition were one year  or
less)   by  the  monthly  average  value  of  long-term
securities  held  during  the  year.   High   portfolio
turnover  involves correspondingly greater  transaction
costs  in  the  form  of dealer spreads  and  brokerage
commissions,   which   are  borne   directly   by   the
Portfolios.


                INVESTMENT RESTRICTIONS

     The Company has adopted several restrictions on the investments and other activities of the Portfolios that may not be changed without shareholder approval.
For example, no Portfolio may:

     (1)   Borrow money, except that the Portfolio  may
(i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities
(other than borrowings); or

     (2) Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     In addition, since the Discretionary Equity and Equity Portfolios are "diversified," neither Portfolio may, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     For additional investment restrictions, see the Company's Statement of Additional Information.


                      MANAGEMENT

     Under the laws of the State of Maryland, the Board
of  Directors is responsible for managing the Company's
business and affairs.  The Company has entered into  an
investment  advisory agreement with ICAP  dated  as  of
December   30,   1994,   as  amended   (the   "Advisory
Agreement"),  pursuant  to  which  ICAP   manages   the
investments  and  business  affairs  of  each  of   the
Portfolios, subject to the supervision of the Company's
Board  of  Directors.   The  Board  of  Directors  also
oversees  duties  required  by  applicable  state   and
federal law.

     ICAP, an independent investment advisory firm, was
founded  in  1970  and is located at  225  West  Wacker
Drive,  Suite  2400,  Chicago,  Illinois  60606.   With
respect to the Advisory Agreement as it relates to  the
Discretionary   Equity  and  Equity  Portfolios,   each
Portfolio compensates ICAP for its investment  advisory
services at the annual rate of 0.80% of the Portfolio's
average  net  assets.  For the year ended December  31,
1997,  ICAP  voluntarily agreed to waive its management
fee   and/or   reimburse  each  Portfolio's   operating
expenses to the extent necessary to ensure that neither
Portfolio's total operating expenses exceeded 0.80%  of
the   Portfolio's   average  net  assets.    ICAP   has
voluntarily      agreed      to      continue      this
waiver/reimbursement  policy  for   the   year   ending
December 31, 1998 and for an indefinite amount of time beyond that date. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Portfolio and increasing the Portfolio's overall return to investors for the time any such amounts were waived and/or reimbursed.

     With  respect  to  the Advisory  Agreement  as  it
relates   to   the  Select  Equity  and   Euro   Select
Portfolios,  the  Select Equity  Portfolio  compensates
ICAP for its investment advisory services at the annual rate of 0.80% of the Portfolio's average net assets, while the Euro Select Portfolio compensates ICAP at the annual rate of 1.00% of the Portfolio's average net assets. For the year ending December 31, 1998, and for an indefinite amount of time beyond that date, ICAP has voluntarily agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that the Select Equity
Portfolio's total operating expenses do not exceed an annual rate of 0.80% of the Portfolio's average net assets, and the Euro Select Portfolio's total operating expenses do not exceed an annual rate of 1.00% of the Portfolio's average net assets.

     The  investment decisions for each  Portfolio  are
made  through  a team approach, with all  of  the  ICAP
investment  professionals contributing to the  process.
Each of the officers and other investment professionals
of  ICAP  has  developed an expertise in at  least  one
functional investment area, including equity  research,
strategy, fixed income analysis, quantitative research,
technical research and trading.  A key element  in  the
decision-making   process  is   a   formal   investment
committee  meeting  generally held several  times  each
week  and attended by all the investment professionals.
At  this  meeting,  a comprehensive  review  of  ICAP's
investment    position   is   undertaken.     Pertinent
information   from  outside  sources  is   shared   and
incorporated   into   the  investment   outlook.    The
investment  strategy,  each  asset  sector   and   each
individual  security  holding are  reviewed  to  verify
their     continued    appropriateness.      Investment
recommendations are presented to the committee for decisions.

     ICAP     provides    continuous     advice     and
recommendations concerning each Portfolio's investments
and is responsible for selecting the broker/dealers who
execute the portfolio transactions.  In executing  such
transactions, ICAP seeks to obtain the best net results
for the Portfolios.  ICAP provides office space for the
Company and pays the salaries, fees and expenses of all
officers   and  directors  of  the  Company   who   are
interested  persons  of  ICAP.   ICAP  also  serves  as
investment adviser to pension and profit-sharing plans, and other institutional and private investors. As of

March  31,  1998,  ICAP had approximately  $12  billion
under  management.   Mr. Robert H. Lyon,  President  of
ICAP, owns shares representing 51% of the voting rights of ICAP, which constitutes a controlling interest.


                HOW TO PURCHASE SHARES

     Shares of the Portfolios are offered and sold on a
continuous  basis at the next offering price calculated
after  receipt of the purchase order by the  Portfolio.
This price is the net asset value of the Portfolio  and
is  determined  as  of the close of trading  (generally
4:00  p.m., Eastern Time, or the close of the New  York
Stock  Exchange (the "NYSE") if different) on each  day
the  NYSE  is  open.  See "DETERMINATION OF  NET  ASSET
VALUE."   The  price  at which your  purchase  will  be
effected  is  based on the Portfolio's net asset  value
next  determined  after  the  Portfolio  receives  your
request in proper form.  A confirmation indicating  the
details  of  the  transaction  will  be  sent  to   you
promptly.   Shares  are credited to your  account,  but
certificates are not issued. However, you will have full shareholder rights.

      The  minimum initial investment required by  each
Portfolio  is $10,000.  Subsequent investments  may  be
made   by  mail  or  wire  with  a  minimum  subsequent
investment of $1,000.  The Company reserves  the  right
to   change  or  waive  these  minimums  at  any  time.
Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

      Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.
This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $10,000

       You  may  purchase  shares  of  a  Portfolio  by
completing  a  Purchase  Application  (which   can   be
obtained  by  calling 1-888-221-ICAP  (1-888-221-4227))
and  mailing  it  along  with a check  or  money  order
payable  to  "ICAP  Funds" to:  ICAP Funds,  Inc.,  c/o
Sunstone Investor Services, LLC (the "Transfer Agent"),
P.O.  Box  2160, Milwaukee, Wisconsin 53201-2160.   For
overnight  deliveries,  please  use  207  East  Buffalo
Street,  Suite  315,  Milwaukee, Wisconsin  53202-5712.
Purchases  must be made in U.S. dollars and all  checks
must  be  drawn  on a U.S. bank.  Cash,  credit  cards,
third-party checks and credit card checks will  not  be
accepted.   If your check does not clear, you  will  be
charged   a  $23  service  fee.   You  will   also   be
responsible for any losses suffered by the Portfolio as
a  result.   All applications to purchase shares  of  a
Portfolio are subject to acceptance by the Company  and
are   not  binding  until  so  accepted.   The  Company
reserves the right to decline to accept a purchase order application in whole or in part.

      Alternatively, you may place an order to purchase shares of a Portfolio through a broker/dealer. Broker/ dealers may charge a transaction fee for placing orders to purchase Portfolio shares. It is the responsibility of the broker/dealer to place the order with the appropriate Portfolio on a timely basis.

       In  addition,  you  may  purchase  shares  of  a
Portfolio  by  wire.   To  purchase  shares   by   wire
transfer, please follow the wire instructions listed on the next page.

Subsequent Investments - Minimum $1,000

      Additions to your account in amounts of $1,000 or
more  may  be made by mail or by wire.  When making  an
additional purchase by mail, enclose a check payable to
"ICAP Funds" along with the additional investment  form
provided on the lower portion of your account statement
and  send  both the check and the form to  ICAP  Funds,
Inc.,  c/o  Sunstone Investor Services, LLC,  P.O.  Box
2160,  Milwaukee, Wisconsin 53201-2160.  For  overnight
deliveries,  please use 207 East Buffalo Street,  Suite
315,  Milwaukee,  Wisconsin  53202-5712.   To  make  an
additional purchase by wire, please follow the wire instructions listed below.

Wire Instructions

      To  establish  a  new account by  wire  transfer,
please   call  the  Transfer  Agent  at  1-888-221-ICAP
(1-888-221-4227). The Transfer Agent will assign an account number to you at that time.

     Initial and subsequent investments should be wired through the Federal Reserve System as follows:

               UMB Bank, n.a.
               ABA Number 101000695
               For credit to ICAP Funds, Inc.
               Account Number 987-0609665
               For further credit to ICAP Funds, Inc.
               (investor account number)
               (name or account registration)
               (social security or taxpayer
                 identification number)
               (identify which Portfolio to purchase)

      Wired  funds are considered received and accepted
on  the  day  they  are deposited  in  the  Portfolio's
account  if  they reach the account by the  Portfolio's
cut-off time for purchases and all required information
is  provided in the wire instructions.  The Company  is
not   responsible  for  the  consequences   of   delays
resulting  from  the  banking or Federal  Reserve  Wire
System.

Automatic Investment Plan

      The  Company offers an automatic investment  plan
("AIP") whereby you may automatically make purchases of
Portfolio  shares on a regular, convenient basis  ($250
minimum  per  transaction).  A $5,000  minimum  initial
investment   must  be  met  before  the  AIP   may   be
established.   In  addition, the  Company  requires  10
business days after receipt of your request to initiate
the  AIP to verify your account information.  Under the
AIP,   your   designated  bank   or   other   financial
institution  debits  a  preauthorized  amount  in  your
account  each  month  and applies  the  amount  to  the
purchase  of  Portfolio  shares.   No  service  fee  is
currently charged by the Company for participating in the AIP; however, a $23 fee will be imposed by the Transfer Agent if sufficient funds are not available in your account at the time of the automatic transaction.
Applications to establish the AIP are available from the Transfer Agent. Investors who wish to make a change in investments made through the AIP may do so by calling 1-888-221-ICAP (1-888-221-4227).


                 HOW TO REDEEM SHARES

      You may request redemption of part or all of your
Portfolio  shares at any time.  The price  you  receive
will  be the net asset value next determined after  the
Portfolio  receives your request in proper form.   Once
your redemption request is received in proper form, the
Portfolio  normally will mail or wire  your  redemption
proceeds  the next business day and, in any  event,  no
later  than  seven  business days after  receipt  of  a
redemption  request.   In  addition,  payment  may   be
delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. In addition to the redemption procedures described below, redemptions may also be made through broker/dealers who may charge a commission or other transaction fee.

Written Redemption

      You may redeem your Portfolio shares by mailing a
written,  unconditional request to:  ICAP Funds,  Inc.,
c/o  Sunstone  Investor Services, LLC, P.O.  Box  2160,
Milwaukee,   Wisconsin  53201-2160.    For   redemption
requests  sent via overnight delivery, please  use  207
East  Buffalo  Street, Suite 315, Milwaukee,  Wisconsin
53202-5712.     If   your   redemption    request    is
inadvertently sent to ICAP, the investment  adviser  to
the  Portfolios,  it  will  be  forwarded  to  Sunstone
Investor  Services,  LLC, but  the  effective  date  of
redemption  will  be  delayed  until  the  request   is
received  by  Sunstone  Investor  Services,  LLC.   The
request  must (i) be signed exactly as the  shares  are
registered, including the
signature of each  owner  and
(ii)  specify the number of Portfolio shares or  dollar
amount to be redeemed.  Additional documentation may be
requested from corporations, executors, administrators,
trustees,  guardians, agents or attorneys-in-fact.   If
you have any questions concerning the nature of such documentation, please contact the Transfer Agent at 1-888-221-ICAP (1-888-221-4227). Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $10.00 service fee for such wire redemptions.

Telephone Redemption

      You  may  also redeem your Portfolio  shares  via
telephone  by  simply  calling the  Transfer  Agent  at
1-888-221-ICAP   (1-888-221-4227).   You   may   redeem
between  $500  and  $50,000  per  account  per  day  by
telephone.   You  must  make your telephone  redemption
request by 3:00 p.m., Central Time (or by the close  of
the  NYSE,  if  earlier).  If  you  did  not  authorize
telephone   redemptions  in  your   original   Purchase
Application,  you may do so by contacting the  Transfer
Agent   and   requesting  the  relevant   documentation
necessary  to authorize such transactions; a  signature
guarantee will be required at that time.  Proceeds from
telephone redemptions will be mailed or wired  only  to
your  address  or bank of record.  You  should  realize
that in using the telephone redemption service, you may
be  giving up a measure of security that you  may  have
had  if  you redeemed your Portfolio shares in writing.
Neither  the Company nor its agents will be liable  for
following  instructions communicated by telephone  that
they  reasonably  believe to  be  genuine.   Reasonable
procedures will be employed on behalf of each Portfolio
to  confirm that instructions communicated by telephone
are  genuine.   Such  procedures may include  providing
written confirmation of telephone transactions, tape recording telephone instructions or requiring specific personal information prior to acting upon telephone instructions.

Systematic Withdrawal Plan

      You  may  set up automatic withdrawals from  your
Portfolio  account  at  regular  intervals.   To  begin
distributions,  you  must have an  initial  balance  of
$10,000  in  your account and withdraw at least  $1,000
per  payment.   To establish the systematic  withdrawal
plan  ("SWP"), you must complete a SWP Application  and
return  it  to ICAP Funds, Inc., c/o Sunstone  Investor
Services,  LLC,  P.O.  Box 2160,  Milwaukee,  Wisconsin
53201-2160.   For overnight delivery,  please  use  207
East  Buffalo  Street, Suite 315, Milwaukee,  Wisconsin
53202-5712.   Redemptions will take place  on  the  5th
and/or 20th day of the month (or the following business day), as indicated on your SWP Application. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

Signature Guarantees

      Except in the case of custodian-to-custodian  IRA
transfers, as a protection to both you and the Company,
the  Company  requires a signature  guarantee  for  all
authorized  owners of an account:  (i) if  you  request
that redemption proceeds be mailed or wired to a person
other than the registered owner(s) of the shares;  (ii)
if  you  request that redemption proceeds be mailed  or
wired  to  other  than the address or bank  account  of
record;  or  (iii)  if you submit a redemption  request
within  30  days  of  an address change.   A  signature
guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

      Your account may be terminated by the Company on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $1,000.
Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption.

                  EXCHANGE PRIVILEGE

      You  may exchange your shares in a Portfolio  for
shares  in  any other Portfolio of the Company  at  any
time  by  written request.  You may also make  exchange
requests  by  telephone.  If you did not authorize  the
use  of the telephone exchange service in your original
Purchase  Application, you may do so by contacting  the
Transfer    Agent   and   requesting    the    relevant
documentation necessary to authorize such service.  The
value  of  the shares to be exchanged and the price  of
the  shares being purchased will be the net asset value
next   determined  after  receipt  and  acceptance   of
instructions  for  exchange.   An  exchange  from   one
Portfolio to another is treated the same as an ordinary
sale  and purchase for federal income tax purposes  and
you will realize a capital gain or loss.  This is not a
tax-free exchange.  Written exchange requests should be
directed  to:  ICAP Funds, Inc., c/o Sunstone  Investor
Services,  LLC,  P.O.  Box 2160,  Milwaukee,  Wisconsin
53201-2160.   For exchange requests sent via  overnight
delivery,  please  use 207 East Buffalo  Street,  Suite
315,   Milwaukee,   Wisconsin  53202-5712.    Telephone
exchange  requests may be made by calling the  Transfer
Agent at 1-888-221-ICAP (1-888-221-4227).  Neither  the
Company  nor  its agents will be liable  for  following
exchange  instructions communicated by  telephone  that
they  reasonably  believe  to  be  genuine.  Reasonable
procedures will be employed on behalf of each Portfolio
to  confirm that instructions communicated by telephone
are  genuine.   Exchange requests  may  be  subject  to
limitations,  including  those relating  to  frequency,
that  may  be established from time to time  to  ensure
that  the  exchanges do not disadvantage the Portfolios
or  their investors.  The Company reserves the right to
modify  or  terminate the exchange  privilege  upon  60
days' written notice to each shareholder prior to the modification or termination taking effect.


            TAX-SHELTERED RETIREMENT PLANS

       Through  its  custodian,  UMB  Bank,  n.a.  (the
"Custodian"),  the  Company  offers  several  qualified
retirement  plans  for  adoption  by  individuals   and
employers  (including, but not limited to,  IRAs,  SEP-
IRAs and Roth IRAs). For further information, please call 1-888-221-ICAP (1-888-221-4227) or write to ICAP
Funds,  Inc., c/o Sunstone Investor Services,  LLC,  at
P.O. Box 2160, Milwaukee, Wisconsin 53201-2160.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

      Each Portfolio intends to operate as a "regulated investment company" under Subchapter M of the Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

      For  federal  income tax purposes, all  dividends
paid  by  the  Portfolios and net  realized  short-term
capital  gains  are taxable as ordinary income  whether
reinvested  or received in cash unless you  are  exempt
from   taxation   or  entitled  to  a   tax   deferral.
Distributions  paid  by a Portfolio  from  net  capital
gains,  whether  received  in  cash  or  reinvested  in
additional shares, are taxable as a capital gain.   The
capital gain holding period is determined by the length of time the Portfolio has held the security and not the length of time you have held shares in the Portfolio.
Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

      Dividends  are usually distributed quarterly  and
capital gains, if any, are usually distributed annually
in  December.   When  a dividend  or  capital  gain  is
distributed, a Portfolio's net asset value decreases by
the  amount  of  the payment.  If you  purchase  shares
shortly  before a distribution, you will be subject  to
income taxes on the distribution, even though the value
of your investment (plus cash received, if any) remains
the  same.  All dividends or capital gain distributions
will automatically be reinvested in Portfolio shares at
the  then prevailing net asset value unless an investor
specifically  requests that dividends or capital  gains
or  both  be  paid  in cash.  The election  to  receive
distributions in cash or to reinvest them in shares may
be  changed  by  writing  to:  ICAP  Funds,  Inc.,  c/o
Sunstone   Investor  Services,  LLC,  P.O.  Box   2160,
Milwaukee,   Wisconsin   53201-2160.    For   overnight
deliveries,  please use 207 East Buffalo Street,  Suite
315, Milwaukee, Wisconsin 53202-5712. Such notice must be received at least five days prior to the record date of any dividend or capital gain distribution.

      If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares.
No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If  you  do  not  furnish the Company  with  your
correct    Social   Security   Number    or    Taxpayer
Identification  Number,  or  if  required  by   another
section of the Code, the Company is required by federal
law   to   withhold  federal  income  tax   from   your
distributions and redemption proceeds at a rate of 31%.

      This  section  is  not  intended  to  be  a  full
discussion of federal income tax laws and the effect of
such laws on you.  There may be other federal, state or
local  tax  considerations applicable to  a  particular
investor.   You  are  urged to  consult  your  own  tax
advisor.


           DETERMINATION OF NET ASSET VALUE

      Each  Portfolio's net asset value  per  share  is
determined  as  of  the close of trading  of  the  NYSE
(generally  4:00  p.m., Eastern Time, unless  the  NYSE
closes  at  a different time) on each day the  NYSE  is
open  for business.  Purchase orders received or shares
tendered  for redemption on a day the NYSE is open  for
trading,  prior to the close of trading  on  that  day,
will  be valued as of the close of trading on that day.
Applications  for purchase of shares and  requests  for
redemption  of  shares  received  after  the  close  of
trading  on the NYSE will be valued as of the close  of
trading   on  the  next  day  the  NYSE  is  open.    A
Portfolio's  net  asset value is  not  required  to  be
calculated on days during which a Portfolio receives no
orders  to  purchase shares and no shares are  tendered
for  redemption.   Net  asset value  is  calculated  by
taking  the fair value of the Portfolio's total assets,
including  interest or dividends accrued  but  not  yet
collected,  less  all liabilities and dividing  by  the
total   number  of  shares  outstanding.   The  result,
rounded to the nearest cent, is the net asset value per share.

      In  determining the net asset value, expenses are
accrued  and  applied  daily and securities  and  other
assets  for  which market quotations are available  are
valued at market value.  Common stocks and other equity-
type  securities are valued at the last sales price  on
the  national  securities exchange or Nasdaq  on  which
such   securities   are  primarily   traded;   however,
securities traded on a national securities exchange  or
Nasdaq for which there were no transactions on a  given
day  and securities not listed on a national securities
exchange  or Nasdaq are valued at the most  recent  bid
prices.   Other  exchange traded securities  (generally
foreign securities) will be valued based on market quotations.

      Securities  quoted in foreign  currency  will  be
valued in U.S. dollars at the foreign currency exchange
rates  that  are prevailing at the time the  daily  net
asset  value per share is determined.  Although foreign
assets  are  valued in U.S. dollars on a  daily  basis,
foreign assets are not converted into U.S. dollars on a
daily  basis.   Foreign  currency  exchange  rates  are
generally  determined prior to the close of trading  on
the NYSE.  Occasionally, events affecting the value  of
foreign  investments  and  such  exchange  rates  occur
between  the time at which they are determined and  the
close  of  trading on the NYSE.  Such events would  not
normally   be  reflected  in  the  calculation   of   a
Portfolio's  net asset value on that  day.   If  events
that  materially  affect  the value  of  a  Portfolio's
foreign  investments or the foreign  currency  exchange
rates occur during such period, the investments will be
valued at their fair value as determined in good  faith
by  or under the direction of the Board of Directors of
the   Company,  or  its  delegate.   Certain   of   the
securities holdings of the Portfolios may, from time to time, be listed primarily on foreign exchanges that trade on other days than those on which the NYSE is open for business. As a result, the net asset value of the applicable Portfolio may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.

      Debt  securities are valued by a pricing  service
that utilizes electronic data processing techniques  to
determine values for normal institutional-sized trading
units   of  debt  securities  without  regard  to   the
existence  of sale or bid prices when such  values  are
believed  to more accurately reflect the fair value  of
such  securities; otherwise, actual sale or bid  prices
are  used.   Any securities or other assets  for  which
market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Company's Board of Directors or its delegate who may determine the fair value of a security pursuant to the Company's pricing procedures.


                  SHAREHOLDER REPORTS

     You will be provided at least semi-annually with a report showing the Portfolio's or Portfolios' holdings and annually after the close of the Company's fiscal year, which ends December 31, with an annual report containing audited financial statements. In addition, an individual account statement will be sent to you by the Transfer Agent at least quarterly. You will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Portfolios during such year.

      If you have questions about your account(s), the Portfolios or the Company, you should call the Transfer
Agent  at  1-888-221-ICAP (1-888-221-4227) or write  to
ICAP  Funds, Inc., c/o Sunstone Investor Services, LLC,
P.O. Box 2160, Milwaukee, Wisconsin 53201-2160.


               FINANCIAL INTERMEDIARIES

      Broker/dealers, financial institutions and  other
financial   intermediaries  that  have   entered   into
agreements  with ICAP may enter purchase or  redemption
orders  on behalf of their customers.  If you  purchase
or  redeem  shares of a Portfolio through  a  financial
intermediary,   certain  features  of   the   Portfolio
relating  to such transactions may not be available  or
may  be  modified in accordance with the terms  of  the
intermediaries'  agreement  with  ICAP.   In  addition,
certain  operational policies of a Portfolio, including
those  related to settlement and dividend accrual,  may
vary  from  those applicable to direct shareholders  of
the  Portfolio  and may vary among intermediaries.   We
urge  you  to  consult your financial intermediary  for
more information regarding these matters.  In addition,
a  Portfolio  may  pay, directly or indirectly  through
arrangements   with   ICAP,   amounts   to    financial
intermediaries that provide transfer agent and/or other
administrative  services relating to the  Portfolio  to
their  customers provided, however, that the  Portfolio
will   not   pay   more  for  these  services   through
intermediary  relationships  than  it  would   if   the
intermediaries'  customers were direct shareholders  in
the  Portfolio.   Certain financial intermediaries  may
charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Portfolio shares directly from a Portfolio without the intervention of a financial intermediary.


                     ORGANIZATION

       The   Company  was  organized  as   a   Maryland
corporation  on  November  1,  1994.   The  Company  is
authorized to issue 200,000,000, $.01 par value shares,
in  addition to the 100,000,000, $.01 par value  shares
of the Discretionary Equity Portfolio, the 100,000,000,
$.01  par  value  shares of the Equity  Portfolio,  the
50,000,000, $.01 par value shares of the Select  Equity
Portfolio and the 50,000,000, $.01 par value shares  of
the Euro Select Portfolio.  The assets belonging to the
Discretionary  Equity, Equity, Select Equity  and  Euro
Select Portfolios are held separately by the Custodian,
and  if  the  Company were to issue additional  series,
each  additional series would be held  separately.   In
effect, each series is a separate portfolio.

     Each share, irrespective of Portfolio, is entitled
to  one  vote  on  all questions, except  that  matters
affecting  only one Portfolio are voted  upon  only  by
that  Portfolio.   Shares  have  non-cumulative  voting
rights,  which means that the holders of more than  50%
of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

      The  Company  will  not hold annual  shareholders
meetings  except when required by the  1940  Act.   The
Company has adopted procedures in its Bylaws for the removal of directors by the shareholders as well as by the Board of Directors. As of March 31, 1998, no person owned a controlling interest (i.e., more than 25%) in the Company. For information on persons who owned of record or are known by the Company to have owned of record or beneficially 5% or more of the outstanding shares of one or more of the Portfolios as of such date, please see the Statement of Additional
Information.


           ADMINISTRATOR AND FUND ACCOUNTANT

      Pursuant to an Administration and Fund Accounting
Agreement,   Sunstone  Financial   Group,   Inc.   (the
"Administrator"), 207 East Buffalo Street,  Suite  400,
Milwaukee, Wisconsin 53202-5712, calculates  the  daily
net   asset  value  of  each  Portfolio  and   provides
administrative   services  (which   include   clerical,
compliance  and regulatory services such as filing  all
federal income and excise tax returns and state  income
tax   returns,   assisting  with  regulatory   filings,
preparing  financial statements and monitoring  expense
accruals).    For  the  foregoing,  the   Administrator
receives from the Portfolios a fee, computed daily  and
payable  monthly  based  on  each  Portfolio's  average
annual net assets at the annual rate of .175 of  1%  on
the   first  $50,000,000,  .10  of  1%  on   the   next
$50,000,000, .05 of 1% on the next $150,000,000 and .03
of 1% on average annual net assets in excess of $250,000,000, subject to an annual aggregate minimum from all Portfolios of $230,000, plus out-of-pocket expenses.


             CUSTODIAN AND TRANSFER AGENT

      UMB Bank, n.a., 928 Grand Boulevard, Kansas City,
Missouri   64141-6226  acts  as   Custodian   of   each
Portfolio's  assets.  Sunstone Investor Services,  LLC,
207  East  Buffalo Street, Suite 315,  P.O.  Box  2160,
Milwaukee,  Wisconsin  53201-2160  acts  as   Dividend-
Disbursing and Transfer Agent for the Portfolios.


                    YEAR 2000 ISSUE

      The Portfolios' operations depend on the seamless
functioning  of  computer  systems  in  the   financial
service   industry,  including  those  of   ICAP,   the
Custodian  and  the  Transfer  Agent.   Many   computer
software  systems in use today cannot properly  process
date-related  information  after  December   31,   1999
because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Portfolios.

      ICAP has made compliance with the Year 2000 Issue
a  high  priority and is taking steps that it  believes
are  reasonably designed to address the Year 2000 Issue
with  respect to its computer systems.  ICAP  has  also
been informed that comparable steps are being taken  by
the  Portfolios'  other major service providers.   ICAP
does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Portfolios.

           COMPARISON OF INVESTMENT RESULTS

     Each Portfolio may, from time to time, compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature and advertisements. The results may be calculated on the basis of average annual total return, total return or cumulative total return.

      All  total return figures assume the reinvestment
of  all dividends and measure the net investment income
generated  by,  and  the effect of,  any  realized  and
unrealized   appreciation  or   depreciation   of   the
underlying  investments  in  each  Portfolio   over   a
specified period of time.  Average annual total  return
figures  are  annualized  and therefore  represent  the
average  annual  percentage change over  the  specified
period.   Total  return figures are not annualized  and
represent the aggregate percentage or dollar value change over the period. Cumulative total return simply reflects a Portfolio's performance over a stated period of time.

      Average  annual  total return, total  return  and
cumulative  total return are based upon the  historical
results  of  each  Portfolio and  are  not  necessarily
representative  of  the  future  performance   of   the
respective     Portfolio.     Additional    information
concerning the performance of the Discretionary  Equity
and  Equity Portfolios appears in the Annual Report  of
the  Discretionary Equity and Equity Portfolios, a copy
of  which may be obtained without charge by calling  or
writing  to  the Company.  Since the Select Equity  and
Euro  Select  Portfolios  did not  commence  operations
until after the close of business on December 31, 1997,
performance information will not be provided  for  such
Portfolios  until  the  1998  Semi-Annual   Report   is
available.


The  Company reserves the right to change  any  of  the
policies,  practices and procedures described  in  this
Prospectus with respect to any Portfolio, including the
Statement    of    Additional   Information,    without
shareholder approval except in those instances where shareholder approval is expressly required.

DIRECTORS                        INVESTMENT ADVISER

Pamela H. Conroy                 Institutional Capital
Senior Vice President,            Corporation
Secretary and Director,          225 West Wacker Drive, Suite 2400
Institutional Capital            Chicago, Illinois  60606-1229
Corporation

Dr. James A. Gentry
Professor of Finance,            CUSTODIAN
University of Illinois
                                 UMB Bank, n.a.
Joseph A. Hays                   928 Grand Boulevard
Retired Vice                     Kansas City, Missouri 64141-6226
President/Corporate Relations,
Tribune Company

Robert H. Lyon                   DIVIDEND-DISBURSING AND
President, Chief Investment      TRANSFER AGENT
Officer and Director,
Institutional Capital            Sunstone Investor Services, LLC
Corporation                      P.O. Box 2160
                                 Milwaukee,   Wisconsin    53201-2160
Gary S. Maurer
Executive  Vice  President  and
Director,
Institutional Capital            ADMINISTRATOR AND FUND
Corporation                      ACCOUNTANT

Harold W. Nations                Sunstone Financial Group, Inc.
Partner, Holleb & Coff           207  East Buffalo Street,  Suite 400
                                 Milwaukee, Wisconsin  53202-5712
Donald D. Niemann
Executive  Vice  President  and
Director,
Institutional Capital
Corporation                      AUDITORS

Barbara C. Schanmier             Coopers & Lybrand L.L.P.
Senior Vice President and        411 East Wisconsin Avenue
Director,                        Milwaukee,   Wisconsin    53202-9905
Institutional Capital
Corporation

                                 LEGAL COUNSEL
OFFICERS
                                 Godfrey & Kahn, S.C.
Robert H. Lyon                   780 North Water Street
President                        Milwaukee,   Wisconsin    53202-3590

Pamela H. Conroy
Vice President and Treasurer

Donald D. Niemann
Vice President and Secretary